Exhibit 99.1

Investor Presentation

Oppenheimer 15th Annual Consumer Conference Boston, MA

June 24, 2015

Mark Hood, Chief Financial Officer and Co-Interim CEO Scott Taggart, VP, Investor Relations

Bob Evans

SAFE HARBOR STATEMENT

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:

Negative publicity or litigation regarding allegations of food-related illness,

Failure to achieve and maintain positive same-store sales,

Changing business conditions, including energy costs,

Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets

Competition in the restaurant and food products industries,

Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,

Changes in the cost or availability of acceptable new restaurant sites,

Adverse weather conditions in locations where we operate our restaurants,

Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,

Consumer acceptance of our restaurant concepts in new geographic areas, and

Changes in hog and other commodity costs.

We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.

Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 24, 2015. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. It is impossible to predict or identify all such risk factors. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

THE BOB EVANS FAMILY OF BRANDS

BOB EVANS FARMS

Bob Evans FARMS

COMPANY FACT SHEET

FISCAL 2015 Q4

NASDAQ: BOBE

Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans Restaurants operates 567 full-service restaurants located in 19 states with a heavy concentration in the Midwest. BEF Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.

Bob Evans

GET IN ON SOMETHING GOOD

567 Restaurants

19 States as of 4/24/15

NEW RESTAURANTS

FY’15 7

FY’16E 1

AVERAGE UNIT VOLUME

$1.72 million (FY’ 15)

FOUR KEY LINES OF BUSINESS

Sausage, Refrigerated Sides, Frozen and Food Service

Sold at 30,000+ retail locations in 50 states and Canada

Bob Evans

Bob Evans/Owens

Bob Evans Growth Markets

Bob Evans Farms Investor Relations

www.bobevans.com

8111 Smith’s Mill Road

New Albany, Ohio 43054

BOB EVANS FARMS

VISION

BOB EVANS RESTAURANTS

BEF FOODS, INC.

BUSINESS SEGMENTS (FY 2015)

Bob Evans RESTAURANT

72%

28%

BEF foods, inc.

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

2016 PRIORITIES

Bob Evans Restaurants:

Achieve profitable same-store sales growth through improved guest experience and reduced discounting

Continued menu development and product innovation to drive improved food costs and increased relevancy to the brand’s farm heritage

Better management of labor costs

Installation of a new restaurant technology package, including a new POS system and kitchen technology

BEF Foods:

Drive double-digit growth of refrigerated side-dish products

Begin $20+ million expansion of Lima, Ohio, refrigerated side-dish plant to meet strong consumer demand

Strategically employ trade spending to protect and selectively grow core sausage markets

Successfully implement new ERP system across plant network to drive continued efficiency gains and profitable sales growth

New product launches, most notably a line of all-natural side dishes

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

2016 PRIORITIES – (continued)

Bob Evans Farms:

Achieve fiscal year 2016 non-GAAP diluted EPS within guidance range of $1.75 to $1.95

Pursuit of one or more sale-leaseback transactions for the Company’s New Albany, Ohio, headquarters and BEF Foods facilities at Lima, Ohio, and Sulphur Springs, Texas

Conclude assessment of alternatives for the Company’s restaurant real estate assets

Achieve at least $14 million of cost savings as part of the Company’s three-year, $35 million, cost reduction program

Successful phase two implementation of ERP system to improve customer and product profitability analytics

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

SUMMARY OF PERFORMANCE DRIVERS:

FISCAL 2016 GUIDANCE: 25-35% OPERATING INCOME INCREASE

1Q 2Q 3Q 4Q Full Year

low-single low-single low-single 1.5% to

sss% 2016 (guidance) flat digits digits digits 2.5%

sss% 2015 (actual) -2.0% 0.0% 3.8% 2.1% 0.9%

sow costs (per hundredweight) 2016 (guidance) $42 $52 $60 $62 $54 sow costs (per hundredweight) 2015 (actual) $87.87 $78.82 $67.79 $43.02 $69.41

Guidance Metric FY ‘16

Consolidated net sales $1.34 to $1.41 billion

Bob Evans Restaurants same-store sales 1.5% to 2.5%

Bob Evans Restaurants commodity pricing approximately 5% (including eggs)

BEF Foods net sales $380 to $400 million

Capital expenditures $80 to $85 million

ERP implementation (included in S,G&A) $2.5 to $3.5 million

Depreciation and amortization $83 to $88 million

Net interest expense $12.5 to $14.0 million

Tax rate 27.5% to 28.5% ($0.40 EPS impact)

Diluted weighted-average share count 22.0 million shares

Non-GAAP earnings per diluted share $1.75 to $1.95

Share Repurchases: up to $150 million

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

BOB EVANS RESTAURANT

567 restaurants in 19 states

as of 4/24/15

Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining

OVERVIEW: BOB EVANS RESTAURANTS

Net Sales (FY 2015) $970 million

Average Annual Unit Sales (FY 2015) $1.72 million

Avg. Dine-In Guest Check/Per Guest (4Q FY 2015) $18.56/$9.58

Average Carryout Check (4Q FY 2015) $15.06

ALL THREE DAYPARTS SERVED (4Q FY 2015)

Dinner

32%

30%

38%

Breakfast

Lunch

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

INTENSE COMPETITION AND CAUTIOUS CONSUMER CONTINUES IN FY16

While economy improving; Battle for Share

Improved Economy

Cautious Consumer

Flat Restaurant Traffic

Battle For Share

Family Style Share of Traffic

Breakfast and Off Premise Opportunities for Share Growth

Family Style Traffic PCYA 0%

PCYA

Morning Meal 45 4%

Lunch 23 -3%

Dinner 29 -2%

Deal 30 2%

Non-Deal 70 0%

Adult Only 70 0%

Parties W/Kids 30 2%

On-Premises 89 -1%

Off-Premises 11 12%

Total Industry Annual Traffic (000) Forecast

Limited growth expected for restaurants over the next few years

62,513,910 62,636,330 60,923,070 60,680,900 60,722,060 61,027,560 60,955,900 61,098,750 61,367,308 61,609,485

YE Dec’07 YE Dec’08 YE Dec’09 YE Dec’10 YE Dec’11 YE Dec’12 YE Dec’13 YE Dec’14 F YE Dec’15 F YE Dec’16

Customer Satisfaction Attributes (% Excellent)

Lagging Competitive Set - Enhancing Guest Experience a Focus in FY 16

Bob Evans Family Style Competitors Panera Applebees

60%

50%

40%

30%

20%

10%

0%

Pleasant/Friendly Service Accuracy of Order Taste Flavor of Food Food Was Fresh Food Prepared Way I Like Responds Problems Quality of Food Temperature of Food Clean Restaurant Friendly Kids Environment Size of Portions Variety of Food Convenience of Location Good Value for Money Atmosphere Ambiance Feel Like Valued Cust Fast Efficient Service Healthy Options Affordable Eat Often

Source: NPD through FEB 2015

FY’16 TURNAROUND FOCUS

FY’16 Turnaround: Leverage our heritage to rebuild profitable growth

Fix Profit

Grow Comps

Develop Growth Strategies

FY’17: Expand the business

Profit and Comps

Expand the Business:

Traffic

QUARTILE ANALYSIS

How has the team’s focus changed?

Bottom 140

“One size fits all” approach to marketing & operations

Too broad to be effective

Market Level Planning

Analysis of inner & outer core restaurants and sales bands has led to new approaches

Closing 20 under-performing restaurants to improve profitability

Testing market level actions and planning with menu, marketing and operations

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

EVOLVING MENU

Recent/upcoming menu actions:

“Best-in-Class Breakfast”

“10 under $6” values

Premium Broasted® Chicken meals

$4 appetizers

New beverages

Broasted is a registered trademark of The Broaster Company, LLC.

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

BUILD BEST-IN-CLASS BREAKFAST

Recent/upcoming breakfast actions:

Launch of Brioche French Toast

Launch of Brioche French Toast Sandwiches

Launch of seasonal toppings on Brioche, Hotcakes, Waffles and Crepes

Test and launch of Freshest Rise & Shine including fresh sausage, cracked eggs, fresh potatoes, fresh baked biscuits, better butter blend

Test and launch of better omelets and better hotcakes

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

“BEST IN CLASS BREAKFAST” RATINGS

INCREASED SIGNIFICANTLY IN TEST

KEY RATINGS SUMMARY – PRE- VERSUS POST- TEST

% Excellent

Overall Rating Post 51

Pre 41

Appearance 51

44

Overall Taste 53

42

Portion Size 51

43

Freshly Prepared 56

49

Temperature 53

42

Value for the Money 46

40

Quality of Ingredients 52

44

Ease of Eating 56

46

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

TICKET DRIVERS: BEVERAGES AND APPETIZERS

New Beverage Product Pipeline

$4 Appetizers

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

NEW TOOLS

Sales Comp 0.12%

APT Index -2.05%

Comp vs Index 2.16%

Positive Sales Comp

Negative Sales Comp

Index Performance

(-3.87) - (-3.00)

(-3.00) - (-2.00)

(-2.00) - (-1.00)

(-1.00) - 0.00

0.00 - 0.04

Columbus, OH

Some restaurants saw positive growth even in a challenging area…

… while others struggled despite a better environment

Financial data based on data from 4/23/2015 – 5/20/2015. Map shows a subset of restaurants in the DMA.

LABOR ACTION PLAN

Additional Controls

Set maximum wages for each category including general managers

Create rate reporting for regional management

Opportunity

Adjust manager staffing

Manage labor % by unit-volume bands rather than uniform approach

Manage sales per labor hour (productivity) by unit-volume bands rather than average restaurant

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

RATE AND SALES PER LABOR HOUR ARE BEING ANALYZED TO IDENTIFY OPERATING EFFICIENCY SAVINGS BY RESTAURANT

Ohio Avg Rate vs Sales

$8.50

$8.00

$7.50

$7.00

$6.50

$6.00

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000

Ohio SPLH vs Sales

$46.00

$44.00

$42.00

$40.00

$38.00

$36.00

$34.00

$32.00

$30.00

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

Bob Evans

GROCERY PRODUCTS

Owens

TWO BRANDS

distinct geographic strengths

OVERVIEW: BEF FOODS

Net Sales (FY’15) $379 million

FOUR KEY LINES OF BUSINESS

Refrigerated Side Dishes, Sausage, Frozen and Food Service Sold at 30,000+ retail locations in 50 states, the District of Columbia and Canada

FY 2010 Sales Mix (pounds)

Side Dishes

36%

Other

9%

Frozen

9%

Retail Sausage

35%

Food Service

(2% insourced*)

11%

sausage mix (% of total sales): 42%

*Note: Insourced sales data reflects sales to Bob Evans Restaurants.

FY 2015 Sales Mix (pounds)

Side Dishes

47%

Other 4%

Frozen 5%

Retail Sausage

22%

22%

Food Service

(6% insourced*)

sausage mix (% of total sales): 30%

THE BIG PICTURE TODAY AND TOMORROW

TODAY

Strong regional breakfast sausage brand equity

Refrigerated sides growing nationally

Limited visibility to information

Historically high raw material costs

Marketing levels at historic lows

Completing manufacturing network optimization/startups

FY’16

Breakfast sausage return to profitability

Leverage dominant position in refrigerated sides/seize double digit growth opportunities

Improved plant performance (LEAN)

Continued ERP implementation

Expansion of refrigerated side-dish facility (Lima, Ohio)

FY’16 & Beyond

National refrigerated sides category leader

#1 Regional breakfast sausage brand focuses on heavy user in the core markets

Providing unique differentiated products to Bob Evans Restaurants

Cost competitive manufacturing structure (LEAN)

Leveraging co-packers to meet seasonal demand spikes

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

BOB EVANS FOODS BUSINESS STRATEGY

Growing Bob Evans from a strong regional food brand to a national food brand leveraging the dominant refrigerated sides position, while protecting the #1 breakfast sausage position in the core

Refrigerates Side Dishes – Aggressively grow

Breakfast Sausage - Maintain

Frozen - Maintain

Food Service – Be selective

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

BOB EVANS FOODS – RETAIL PRODUCT CATEGORIES

Refrigerated side dishes

Breakfast Sausage

Frozen

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

OUR SIDES UNIQUELY DELIVER A QUALITY EATING EXPERIENCE

• RESTAURANT QUALITY AT HOME “I LOVE THE FACT THAT I CAN PRETTY MUCH GET THE SAME THING IN THE STORE AS I GET IN THE RESTAURANT”

• CONSISTENT TASTE AND QUALITY “THE QUALITY AND TASTE IS ALWAYS THERE.…HAVE NEVER BEEN LET DOWN BY THIS PRODUCT LINE”

• CONVENIENT YET SATISFYING “I LIKE THE EASE OF PREPARATION. IN A RUSH, I KNOW THAT I CAN STILL SERVE A SATISFYING SIDE DISH”

• QUALITY TASTE “IT DOESN’T TASTE CHEAP”

Repeat % Rate – Refrigerated Side Dishes

64% 50% 49% 48% 43%

BOB EVANS PRIVATE LABEL SIMPLY HORMEL RESERS

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

AND THE PROOF IS WITH CONSUMERS AT THE SHELF

Dollar Share ($534 M)

8%

10%

9%

12%

15%

46%

BOB EVANS Hormel Private Label Reser’s Simply All Other

Dinner Sides Dollar Velocity

$7.13 Selling +200% Faster than next closest competitor

$2.35 $2.56 $2.40 $1.96

BOB EVANS HORMEL PRIVATE LABEL SIMPLY RESERS

• #1 Dinner Sides Brand

• 46% Share of Dinner Sides Category

• +9.5% Sales Growth

• Mashed Potatoes item is #1 Dinner Side

• Macaroni & Cheese item is #2 Dinner Side

• Side Dishes sell 2.7x faster than any competitor

Source: IRI, 52 weeks-ending 5/17/15

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

$MM ACV

Appendix

FOURTH-QUARTER FISCAL 2015: SAME STORE SALES SUMMARY

Fourth-quarter Fiscal 2015 SSS% Day Part Performance – Total Chain

Day Part On-Premise Off-Premise Total

Breakfast 1.0% 22.0% 2.8%

Lunch (0.8)% 27.3% 2.4%

Dinner (3.9)% 23.6% 1.0%

Total (1.2)% 24.5% 2.1%

Fourth-quarter Fiscal 2015 SSS% Day Part Performance – Restaurants offering Broasted Chicken

Day Part On-Premise Off-Premise Total

Breakfast 1.1% 21.2% 2.9%

Lunch (0.4)% 30.9% 3.2%

Dinner (3.3)% 25.7% 2.0%

Total (0.8)% 26.5% 2.7%

Fourth-quarter Fiscal 2015 SSS% Day Part Performance – Restaurants without Broasted Chicken

Day Part On-Premise Off-Premise Total

Breakfast 0.9% 22.8% 2.8%

Lunch (1.2)% 23.8% 1.5%

Dinner (4.6)% 21.5% 0.1%

Total (1.5%) 22.6% 1.5%

OFF-PREMISES SALES LAYERS

CARRYOUT

4Q15 Growth / Mix

14.3% / 14.3%

BAKERY

4Q15 Growth / Mix

13.6% / 1.9%

CATERING

4Q15 Growth / Mix

109.4% / 1.3%

BEF FOODS INC. NETWORK OPTIMIZATION

2007

9 Facilities, 2 co-packers
50% Vertical Integration


Mimi's Café prep kitchen
SWH Fullerton, CA
Fresh sausage
Hillsdale, MI
Fresh sausage/ Ready-to-eat
Richardson, TX
Fresh sausage
Xenia, OH
Fresh sausage
Galva, IL
Ready-to-eat
Sulphur Springs, TX
Fresh sausage/ Ready-to-eat
Bidwell, OH
Sausage/Ready-to-eat/ Dist. Ctr.
Springfield, OH
Copacker
Lima, OH
Copacker
RESER'S
FINE FOODS

2016 and beyond

4 Facilities,
Limited co-packing relationships


Fresh sausage
Hillsdale, MI
Fresh sausage
Xenia, OH
Side dishes
Lima, OH
Ready-to-eat
Sulphur Springs, TX

Asset Actions:

FY2011:	Bidwell and Galva fresh sausage operations closed
FY2012:	Bidwell and Hillsdale transportation centers closed; Springfield distribution center sold
FY2013:	Consolidated transportation operations; Kettle Creations (Lima) acquired;
FY2014:	Bidwell, Springfield, Richardson plant, office, and transportation center closed; SWH sold; Sulphur Springs and Lima expanded
FY2016:	Lima expansion to meet continued strong consumer demand for refrigerated sides.

31

HISTORICAL AND FORECASTED SOW COST PRICING – (cost/hundredweight)

Fiscal Year Q1 Q2 Q3 Q4 Average

2016E $42.00 $52.00 $60.00 $62.00 $54.00

2015 $87.87 $78.82 $67.79 $43.02 $69.41

2014 $63.24 $77.33 $72.36 $78.47 $73.23

2013 $54.19 $43.22 $58.73 $59.07 $53.87

2012 $57.06 $67.82 $60.56 $60.41 $61.58

2011 $59.52 $60.47 $51.16 $59.05 $57.17

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS

SHARE REPURCHASE/CAPEX HISTORY

($ millions)

Share Repurchases

Capital Expenditures 1

$250 $200 $150 $100 $50 $0

Since FY’07, annual capital expenditures have averaged approximately $80  million.1

$69

$45

$155

$64

$65

$5

$41

$21

$39

$19

$81

$70

$118

$63

$225

$191

$75

$0

2007 2008 2009 2010 2011 2012 2013 2014 2015

FY2016 Guidance

Capital Expenditures:

FY2016E: $80-$85M

Share Repurchases:

FY2016E: up to $150M

1 Note: excludes Mimi’s Café.

DIVIDEND HISTORY

$1.24 $1.205 $1.075 $0.95 $0.78 $0.68 $0.60 $0.56 $0.54

FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015

Bob Evans FARMS

THE BOB EVANS FAMILY OF BRANDS